UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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The RBB Fund Trust

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Evermore Global Value Fund

A Series of The RBB Fund Trust

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

March 10, 2023

Dear Shareholder:

I am writing to inform you about an upcoming special shareholder meeting (the “Meeting”) of the Evermore Global Value Fund (the “Fund”), a series of The RBB Fund Trust (the “Trust”), which will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 and virtually via conference call on March 31, 2023, at 10:00 AM Central Time. We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website www.evermoreglobal.com, and we encourage you to check this website prior to the Meeting if you plan to attend in person. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that, as of March 31, 2023, in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Meeting, shareholders will be asked to approve the new investment advisory agreement between F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m” or the “Adviser”) and the Trust, on behalf of its series, the Fund (the “New Investment Advisory Agreement”). Additionally, shareholders will be asked to approve a new sub-advisory agreement (the “Sub-Advisory Agreement”) between F/m and MFP Investors LLC (“MFP” or the Sub-Adviser”). MFP is an investment management firm founded by the late Michael F. Price, a value investor who was portfolio manager to the Mutual Series funds from the mid-1970s through the mid-1990s. MFP will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

Pursuant to a Purchase and Assignment and Assumption Agreement between Evermore Global Advisors, LLC (“Evermore”) and MFP, Evermore will sell substantially all of its business and advisory assets to MFP (the “Purchase Agreement”). Contemporaneously, it is proposed that F/m will be appointed as investment adviser to the Fund and MFP will be appointed as sub-adviser to the Fund (the Purchase Agreement and proposals collectively referred to as, the “Transaction”).  Evermore, MFP, and F/m believe the Transaction will provide more opportunities for the Fund’s growth over the long term.

The first proposal relates to the approval of the New Investment Advisory Agreement between F/m and the Trust, on behalf of the Fund. The New Investment Advisory Agreement will not result in any change in the Fund’s investment strategies, advisory fees or, as further described below in connection with the second proposal, portfolio management. The arrangement will be largely identical to the current investment advisory agreement between Evermore Global Advisors, LLC (“Evermore”) and the Trust (the “Current Investment Advisory Agreement”). Evermore has served as the investment adviser to the Fund since its inception and served as investment adviser to the predecessor fund since 2010. As a result of the Transaction, and pending shareholder approval of the New Investment Advisory Agreement, F/m will replace Evermore as the adviser to the Fund. Under the Investment Company Act of 1940, shareholder approval of the New Investment Advisory Agreement is necessary in order for F/m to serve as the Fund’s investment adviser following the closing of the Transaction. The material terms of the proposed New Investment Advisory Agreement are identical to the material terms of the Current Investment Advisory Agreement.

The second proposal relates to the approval of the Sub-Advisory Agreement between F/m and MFP. Pursuant to the proposed Sub-Advisory Agreement, MFP will be responsible for day-to-day investment management of the Fund. In connection with the Transaction, MFP will be acquiring certain advisory and other business assets of Evermore and will be hiring Evermore’s key investment professionals. As a result, the Fund and their shareholders will continue to have the benefit of Evermore’s investment strategies and portfolio management expertise by virtue of the Fund’s engagement of MFP as sub-adviser.

The Board of Trustees recommends that you vote in favor of these Proposals.

The attached Proxy Statement describes the Proposals and the voting process for shareholders. The Board asks that you read it carefully and vote in favor of the Proposals. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

Thank you for your continued support.

Sincerely,
Steven Plump
President
The RBB Fund Trust

Voting is quick and easy. Everything you need is enclosed. To cast your vote:

●	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

●	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Important information to help you understand and vote on the Proposals:

Please read the full text of the proxy statement. Below is a brief overview of the Proposals to be voted upon. Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in connection with the Trust’s solicitation of your vote to approve a proposal to approve a new investment advisory agreement with F/m Investments, LLC d/b/a North Slope Capital, LLC (“Proposal 1”), a Delaware corporation (“F/m” or the “Adviser”) to enable F/m to become the investment adviser for the Evermore Global Value Fund (the “Fund”), a series of The RBB Fund Trust (the “Trust”). A new investment advisory agreement will be required following the acquisition by MFP Investors LLC of substantially all the business and advisory assets of the Fund’s current adviser, Evermore Global Advisors, LLC (“Evermore”) (such transaction herein referred to as, the “Transaction”). As the closing of the Transaction will result in an assignment, it will automatically terminate the Current Investment Advisory Agreement.

Shareholders are additionally being asked to approve a new sub-advisory agreement engaging MFP Investors LLC (“MFP” or the “Sub-Adviser”) as a sub-adviser to the Fund (“Proposal 2” and together with Proposal 1, the “Proposals”). This document includes a Notice of Meeting of Shareholders, a Proxy Statement, and Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on February 8-9, 2023 and reconvened on February 16, 2023, the Board approved both of the Proposals, which are now subject to shareholder approval. The Board recommends that shareholders also approve the Proposals.

What is Proposal 1 about?

You are being asked to vote to approve a new investment advisory agreement (the “New Investment Advisory Agreement”), between F/m and the Trust on behalf of the Fund.

Under the Investment Company Act of 1940 (the “1940 Act”), shareholder approval of the New Investment Advisory Agreement is necessary to in order for F/m to serve as the Fund’s investment adviser. The material terms of the New Investment Advisory Agreement are identical to the material terms of the Current Investment Advisory Agreement, and the approval of the New Investment Advisory Agreement will not result in any change in the Fund’s investment strategies or advisory fee. No increase in shareholder fees or expenses is being proposed.

What is Proposal 2 about?

F/m has proposed that MFP serve as sub-adviser to the Fund. In connection with the Transaction, MFP will be acquiring substantially all the business and advisory assets of Evermore and will be hiring Evermore’s key investment professionals. So that the Fund and their shareholders will continue to have the benefit of Evermore’s investment strategies and portfolio management expertise, shareholders are being asked to approve a new sub-advisory agreement (the “Sub-Advisory Agreement”) between F/m and MFP.  If the Sub-Advisory Agreement is approved, MFP will serve as sub-adviser to the Fund, and the Fund’s current portfolio management team will continue to provide portfolio management services.

What if either Proposal 1 or Proposal 2 are not approved by shareholders?

The Transaction will not consummate until after shareholders have approved both the New Investment Advisory Agreement and the Sub-Advisory Agreement. If shareholders do not approve either the New Investment Advisory Agreement or the Sub-Advisory Agreement, Evermore will continue to manage the Fund pursuant to the Current Investment Advisory Agreement and Evermore and the Board will consider alternative options.

How will my approval of the Proposals affect the management and operation of the Fund?

The Fund’s investment strategies, advisory fees and other terms will not change as a result of the New Investment Advisory Agreement or the Sub-Advisory Agreement. The same portfolio management team will continue to manage the Fund but as employees of MFP.

Is anything changing for the Fund related to the Transaction?

Other than the Transaction resulting in F/m replacing Evermore as the Fund’s investment adviser and MFP becoming a sub-adviser to the Fund, no changes are expected to occur with respect to the day-to-day management of the Fund.

How will my approval of the Proposals affect the expenses of the Fund?

The proposed approvals of the New Investment Advisory Agreement and Sub-Advisory Agreement with F/m and MFP, respectively, will not result in an increase of the investment advisory fee paid by the Fund to the investment adviser or in the Fund’s total expenses.

What are the primary reasons for the selection of F/m as the investment adviser of the Fund and MFP as sub-adviser to the Fund?

The benefits of approving the New Investment Advisory Agreement and the Sub-Advisory Agreement include continuity in the portfolio management of the Fund and retention of the current investment personnel. The Board weighed a number of factors in reaching its decision to allow F/m to serve as the investment adviser for the Fund and MFP to serve as sub-adviser to the Fund, including the history, reputation, qualifications and resources of F/m and MFP, respectively and the fact that Evermore’s current portfolio managers would continue to provide the day-to-day management of the Fund through their anticipated employment at MFP. With respect to the latter point, the Board considered the Fund’s performance in the absolute, as well as against its benchmark and peer group. The Board also considered that, as a result of the proposal, the Fund’s advisory fee would not increase and that all costs incurred by the Fund as a result of the Transaction would be borne by MFP, not the Fund’s shareholders. Lastly, the Board considered the extent to which economies of scale are relevant to the Fund and the potential of realizing such through the combined efforts of F/m and MFP. Please see “Board Recommendation of Approval” in the Proxy Statement for a full discussion of the Board’s considerations.

Are there any material differences between the Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement?

No. There are no material differences between the Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement.

Has the Board approved the Proposals?

Yes. The Board approved each proposal set forth herein, subject to shareholder approval.

Who is Broadridge Financial Solutions, Inc. (“Broadridge”)?

Broadridge is a third-party proxy vendor that MFP has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

MFP will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

What will happen if the Proposals are not approved by shareholders?

If sufficient votes are not obtained to approve the Proposals with respect to the Fund, the Board will consider what further action to take, including adjourning the special meeting for the Fund and making a reasonable effort to solicit support with respect to the proposal in order to receive sufficient votes. If, following such adjournment, it remains unlikely that the Proposals will be approved by shareholders, the Board will consider alternative actions, taking into account the best interests of shareholders, including (without limitation) the retention of Evermore as the investment adviser of the Fund, the recommendation of one or more other investment advisors, subject to approval by Fund shareholders, or the liquidation of the Fund.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on February 28, 2023 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Meeting”) or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposals presented at the Meeting.

How is a quorum for the Meeting established?

The presence of one-third (33-1/3%) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposals for the Fund. Proxies returned for shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, such proxies will not be treated as votes cast at the Meeting. Proxies returned for shares that represent broker non-votes will not be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. If a quorum is not present for the Fund at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposals is not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the Proposals?

Approval of the New Investment Advisory Agreement between F/m and the Trust (on behalf of the Fund) and the Sub-Advisory Agreement between F/m and MFP, requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

In addition, you may vote through the Internet by visiting the Internet address printed on your proxy card and following the on-line instructions. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Broadridge Solutions, Inc. at 833-757-0709. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted “FOR” the Proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before each Meeting. Abstentions will be treated as votes AGAINST a Proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may vote your proxies by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 31, 2023

EVERMORE GLOBAL VALUE FUND
(a Series of The RBB Fund Trust)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Notice is hereby given that a Special Meetings of Shareholders (the “Meeting”) of the Evermore Global Value Fund (the “Fund”), a series of The RBB Fund Trust (the “Trust”), will be at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 and virtually via conference call on March 31, 2023, at 10:00 AM Central Time.

If you are a shareholder of record as of the close of business on February 28, 2023, you are entitled to vote at the Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.

We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website www.evermoreglobal.com, and we encourage you to check this website prior to the Meeting if you plan to attend in person. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that, as of March 31, 2023, in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Meeting, shareholders of the Fund will be asked to act upon the following Proposals, all of which are more fully described in the accompanying Proxy Statement dated February 22, 2023:

Proposal 1

To approve the New Investment Advisory Agreement between F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m” or the “Adviser”) and the Trust, on behalf of the Fund; and

Proposal 2

To approve the new Sub-Advisory Agreement between F/m and MFP Investors LLC (“MFP” or the “Sub-adviser”), on behalf of the Fund.

MFP will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.

In addition, shareholders may be asked to act on such other business as may properly come before the Meeting or any adjournments or postponements thereof,

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

The Trust’s Board of Trustees has fixed the close of business on February 28, 2023, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meetings and any adjournments thereof. Please read the accompanying Proxy Statement for a full discussion of the Proposals.

By Order of the Board of Trustees of the Trust

/s/ Steven Plump Steven Plump President The RBB Fund Trust

March 10, 2023

Your vote is very important – please vote your shares promptly.

Shareholders are invited to attend the Meeting. Please note, no representatives from F/m, MFP or the Board will be attending the Meeting. Shareholders are urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

EVERMORE GLOBAL VALUE FUND
(a Series of The RBB Fund Trust)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

PROXY STATEMENT
March 10, 2023

FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 31, 2023

Introduction

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of The RBB Fund Trust (the “Trust”) of proxies to be voted at the Special Meeting of Shareholders of the Evermore Global Value Fund (the “Fund”) and any adjournment or postponement thereof (the “Meeting”). We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website www.evermoreglobal.com, and we encourage you to check this website prior to the Meeting if you plan to attend in person. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed in the enclosed proxy card, in advance of the Meeting in the event that, as of March 31, 2023, in-person attendance at the Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

Proposal 1

To approve the New Investment Advisory Agreement between F/m Investments, LLC d/b/a North Slope Capital, LLC (“F/m” or the “Adviser”) and the Trust, on behalf of the Fund; and

Proposal 2

To approve the new Sub-Advisory Agreement between F/m and MFP Investors LLC (“MFP” or the “Sub-adviser”), on behalf of the Fund.

Shareholders of record at the close of business on the record date, February 28, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed Proxy Card are being mailed to Shareholders on or after March 16, 2023.

Financial statements for the Fund are included in annual reports, which are mailed to shareholders. Shareholders may obtain copies of the annual report or semi-annual report free of charge by calling 866-EVERMORE (866-383-7667) or visit the Fund’s website at https://evermoreglobal.com/our-products/global-value-fund-overview/ or writing the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Background

Evermore has served as the investment adviser to the Fund since its inception and served as investment adviser to the Fund’s predecessor fund since 2010.

Pursuant to a Purchase and Assignment and Assumption Agreement between Evermore Global Advisors, LLC (“Evermore”) and MFP, Evermore will sell substantially all of its business and advisory assets to MFP (the “Purchase Agreement”). Contemporaneously, it is proposed that F/m will be appointed as investment adviser to the Fund and MFP will be appointed as sub-adviser to the Fund (the Purchase Agreement and proposals collectively referred to as, the “Transaction”).  Evermore, MFP, and F/m believe the Transaction will provide more opportunities for the Fund’s growth over the long term. F/m, nor MFP, manage any assets with a similar investment objective as the Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement automatically terminates in the event of its “assignment.” MFP’s acquisition of substantially all Evermore’s business and advisory assets will operate as an “assignment” (as defined in the 1940 Act) of the Current Investment Advisory Agreement, effectively terminating the Current Investment Advisory Agreement. Shareholder approval of the New Investment Advisory Agreement is necessary in order for F/m to serve as the Fund’s investment adviser.

The Adviser does not anticipate that the Transaction will have a material impact on the Fund or any third-party vendors that provide services to the Fund, including with respect to the following: operations, personnel, organizational structure; capitalization, or the financial and other resources. Evermore’s key investment personnel are expected to be hired by the newly proposed Sub-Adviser as detailed further below in this document, and no change in senior portfolio management’s strategy for the Fund is anticipated as a result of the implementation of the Transaction.

At a meeting of the Board held on February 8-9, 2023 and reconvened on February 16, 2023, the Board, including a majority of Trustees who are not “interested persons,” (the “Independent Trustees”) as the term defined under the 1940 Act, voted unanimously to approve the proposed New Investment Advisory Agreement between F/m and the Trust on behalf of the Fund (the “New Investment Advisory Agreement”). The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement.

The Fund needs shareholder approval of its New Investment Advisory Agreement to allow F/m to act as its investment adviser following consummation of the Transaction. However, if the Fund’s shareholders do not approve F/m as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund upon the consummation of the Transaction and resulting expiration of the Current Investment Advisory Agreement.

F/m does not manage any assets with a similar investment objective as the Fund.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A. The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement. The Current Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on the date shown below and was effective with respect to the Fund upon commencement of the Fund’s operations as a portfolio of the Trust:

Fund	Effective Date of Current Advisory Agreement	Date Last Submitted to Fund Shareholders for Approval
Evermore Global Value Fund	December 28, 2022	December 16, 2022

The New Investment Advisory Agreement and the Current Investment Advisory Agreement have identical fee structures. There are no material differences between the two agreements, other than their effective dates and that F/m will serve as the Fund’s investment adviser. The material terms of the New Investment Advisory Agreement and the Current Investment Advisory Agreement are compared below in the section entitled “Summary of the New Investment Advisory Agreement and Current Investment Advisory Agreement.”

The New Investment Advisory Agreement will take effect upon shareholder approval and immediately following MFP’s acquisition of Evermore’s business and advisory assets. If shareholders do not approve the New Investment Advisory Agreement with respect to the Fund, then F/m will not be permitted to serve as the Fund’s investment adviser after the consummation of the Transaction, and the Board will have to consider other alternatives for the Fund.

Compensation Paid to Evermore

Under the Current Investment Advisory Agreement, Evermore is entitled to receive a monthly advisory fee computed at an annual rate of:

Fund	Advisory Fee
Evermore Global Value Fund	0.99% of average daily net assets

The fee structure under the New Investment Advisory Agreement with F/m will be identical to the fee structure under the Current Investment Advisory Agreement. For the fiscal year ended December 31, 2022, the Fund paid Evermore investment advisory fees in the amounts shown below:

Advisory Fees Paid to Evermore for the Fiscal Year Ended December 31, 2022

Fund	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
Evermore Global Value Fund	$1,546,689	$190,356	$1,356,333

In the event the Fund’s operating expenses, as accrued each month, exceeded the Fund’s annual expense limitation, Evermore agreed to pay the Fund, on a monthly basis, the excess expenses within 30 calendar days of notification that such payment was due. Evermore has contractually agreed to limit the amount of the Fund’s total annual operating expenses (excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of business) to 1.60% of the Fund’s average daily net assets attributable to Investor Shares and to 1.35% of the Fund’s average daily net assets attributable to Institutional Shares through December 31, 2023. Evermore is permitted to recoup, on a class by class basis, any fees it has waived or deferred or expenses it has borne pursuant to an expense limitation agreement to the extent that the Fund’s expenses (after any repayment is taken into account) do not exceed both of (i) the expense limitations that were in effect at the time of the waiver or reimbursement, and (ii) the current expense limitations. The Board of Trustees must approve any recoupment payment made to the Evermore. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after date on which the fees and expenses were waived or deferred.

If shareholders approve the New Investment Advisory Agreement, F/m has agreed to continue the current expense limitation until at least December 31, 2025, but there will be no recoupment of fees waive or expense reimbursement paid to Evermore under the new agreement.

Information about F/m Investments, LLC d/b/a North Slope Capital, LLC

F/m is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. F/m’s principal office is located at 3050 K Street NW, Suite W-201, Washington, DC 20007. As of September 30, 2022, the Adviser together with its affiliates had approximately $1.71 billion in assets under management.

F/m Acceleration, LLC (“F/m Acceleration”) and EQSF Holdings, LLC (“EQSF”), each a parent company of F/m, own and control 50% of the Adviser. EQSF is organized as a Delaware limited liability company and is owned by three officers of the Trust. EQSF’s principal business address is 1209 Orange Street, Wilmington DE, 19801.

F/m Acceleration, which is located at 3050 K Street NW, Suite W-201, Washington, DC 20007, is a wholly-owned subsidiary of Diffractive Managers Group, LLC (“Diffractive”). Diffractive is a multi-affiliate asset management company and centralized distribution platform. Founded in 2018, Diffractive owns equity stakes in a number of asset managers and seeks to deliver differentiated active strategies to investment professionals and their clients. As of January 31, 2023, Diffractive and its affiliates had approximately $23 billion in assets under management. Diffractive is organized as a Delaware limited liability company and its principal business address is 111 Huntington Avenue, Boston, Massachusetts 02199.

Diffractive is an indirect, wholly-owned subsidiary of 1251 Capital Group, Inc. (“1251”).  1251 is a Delaware corporation that operates in the investment management, specialty insurance and insurance carriers industries.  1251’s business address is 9 Newbury Street, Floor 5, Boston, Massachusetts 02116.

EQSF, which owns and controls 50% of the Adviser, is owned by three officers of the Trust as set forth in the table:

Name	Percentage of Ownership if EQSF	Officer Position(s) Held with the Trust
Steven Plump	33.34%	President
James G. Shaw	33.33%	Chief Financial Officer, Chief Operating Officer and Secretary
Craig A. Urciuoli	33.33%	Director of Marketing and Business Development

During the fiscal year ended August 31, 2022, Messrs. Plump, Shaw, and Urciuoli received compensation from the Trust in the amount of $20,000, $315,500, and $262,032, respectively. Following the approval of the New Investment Advisory Agreement, the above listed officers of the Trust will continue to serve and be compensated as officers of the Trust.

The following table sets forth the name, position and principal occupation of each current member and principal officer of F/m, each of whom is located at F/m’s principal office location.

Name	Position/Principal Occupation
Mathew A. Swendiman	Chief Compliance Officer
Alexander R. Morris	Chief Investment Officer

No Trustee of the Trust currently holds any position with F/m, F/m Acceleration, EQSF, Diffractive, 1251 or their respective affiliates.

Summary of the New Investment Advisory Agreement and the Current Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Investment Advisory Agreement for a complete description of the terms of the new agreement. The investment advisory services to be provided by F/m under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by Evermore and the fee structure under the Current Investment Advisory Agreement.

Advisory Services. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the respective investment adviser will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that the respective investment adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates. In selecting a broker-dealer to execute each particular transaction, the respective investment adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under both the New Investment Advisory Agreement and the Current Investment Advisory Agreement, the respective investment adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, SAI, and sales and advertising materials to prospective investors, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the respective investment adviser, and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to the respective investment adviser under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees. Both the New Investment Advisory Agreement and Current Investment Advisory Agreement contain an identical fee structure based on the Fund’s average daily net assets.

Duration and Termination. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that if not terminated, the agreement shall continue with respect to the Fund for successive annual periods ending on August 16, 2024, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. In addition, both the New Investment Advisory Agreement and the Current Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days’ prior written notice to the respective investment adviser, or by the respective investment adviser at any time, without payment of any penalty, on 60 days’ prior written notice to the Trust. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement will immediately terminate in the event of its assignment. As used in the New Investment Advisory Agreement and the Current Investment Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning as such terms have in the 1940 Act.

Limitation on Liability and Indemnification. Both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the respective agreement (“disabling conduct”), such investment adviser will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund. Further, both the New Investment Advisory Agreement and the Current Investment Advisory Agreement provide that the Fund will indemnify the investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. The New Investment Advisory Agreement additionally provides that the Fund will indemnify the Adviser against indemnification payments made by the Adviser to the Sub-Adviser resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.

Board Recommendation of Approval

The Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement. Information about the Board’s considerations and approval is included below in the section entitled “Board Considerations and Approval”.

Vote Required

Approval of the Proposal to approve the New Investment Advisory Agreement in order to engage F/m as the investment adviser for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

PROPOSAL 2: APPROVAL OF SUB-ADVISORY AGREEMENT

Background

F/m, the Fund’s proposed new investment adviser, is an investment adviser registered with the SEC. Under the New Investment Advisory Agreement, F/m will serve as the Fund’s investment adviser and maintain overall responsibility for the general management and administration of the Fund. However, the New Investment Advisory Agreement provides F/m with the ability to select and retain sub-advisers on behalf of the Fund and F/m has proposed adding MFP Investors LLC (“MFP” or the “Sub-Adviser”) as investment sub-adviser for the Fund. If both the New Investment Advisory Agreement and a new sub-advisory agreement between F/m and MFP (the “Sub-Advisory Agreement”) are approved, MFP will assume responsibility for the day-to-day portfolio management of the Fund. In that capacity, MFP will assume responsibility for daily monitoring of Fund positions, monitoring portfolio holdings for adherence to investment restrictions, all subject to the supervision of F/m and the Board. If the Sub-Advisory Agreement is approved by shareholders, the Fund will continue to be managed with the same investment objective as it was under Evermore. MFP does not manage any assets with a similar investment objective as the Fund.

Upon the consummation of the Transaction and upon shareholder approval of the Proposals, MFP will hire the portfolio management team and key investment professionals from Evermore, including the Fund’s current portfolio managers – David Marcus and Thomas O. If the Proposals are approved, Messrs. Marcus and O. will continue in their capacity as portfolio managers of the Fund and will be jointly and primarily responsible for the day-to-day management of the Fund. Thus, in approving the Sub-Advisory Agreement, the Fund will continue to be managed by the same portfolio management team, there will be no material changes to the Fund’s investment policies, strategies, and risks.

At a meeting of the Board, held on February 8-9, 2023 and reconvened on February 16, 2023, F/m requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust, as defined by the 1940 Act (the “Independent Trustees”), approved the Sub-Advisory Agreement. The Board also voted unanimously to recommend that shareholders approve the Sub-Advisory Agreement.

Under the 1940 Act, in addition to the approval of the Board, the approval of a new investment sub-advisory agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Accordingly, you are being asked to approve the Sub-Advisory Agreement for the Fund.

MFP does not manage any assets with a similar investment objective to the Fund.

Information about MFP Investors LLC

MFP is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. MFP is an investment management firm founded by the late Michael F. Price, a value investor who was portfolio manager to the Mutual Series funds from the mid-1970s through the mid-1990s. MFP’s principal office is located at 909 Third Avenue, New York, NY 10022. As of December 31, 2022, MFP together with its affiliates had approximately $925 million in assets under management.

The following table sets forth the name, position and principal occupation of each current member and principal officer of MFP, each of whom is located at MFP’s principal office location.

Name	Position/Principal Occupation
Jennifer Cook Price	Managing Director
Timothy E. Ladin	General Counsel and Vice President; Chief Compliance Officer
Ellen F. Lynch	Chief Financial Officer

The Estate of Michael Price owns 99% of the Member Interests of MFP and the Price Family Office, LLC owns 1% of the Member Interests of MFP. Jennifer Cook Price is co-executor of the Estate of Michael Price and is the Managing Member of MFP.

Summary of the Sub-Advisory Agreement

A copy of the proposed Sub-Advisory Agreement is attached hereto as Exhibit B. The following description is only a summary. You should refer to Exhibit B for a complete description of the terms of the Sub-Advisory Agreement. The description set forth in this Proxy Statement of the Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B.

Sub-Advisory Services. The Sub-Advisory Agreement provides that, in conjunction with the Adviser, the Sub-Adviser will make investment decisions for and place all orders for the purchase and sale of securities for the Fund’s investment portfolio, all on behalf of the Fund and subject to the oversight of the Fund’s Board and the Adviser. In performing its duties under the Sub-Advisory Agreement, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. Upon closing of the Transaction, Mr. Marcus and Mr. O will become employees of MFP and continue to be the Lead Portfolio Manager and Co-Portfolio Manager, respectively, of the Fund.

Brokerage. The Sub-Advisory Agreement authorizes MFP to select the brokers or dealers that will execute the purchases and sales of Fund securities and directs MFP to seek for the Fund the most favorable execution and net price available under the circumstances. MFP may cause the Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to MFP.

Payment of Expenses. Under the Sub-Advisory Agreement, MFP agrees to bear all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, including provision of personnel, office space, and equipment reasonably necessary to provide sub-advisory services to the Fund.

Management Fees. Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the management fee it receives from the Fund. The Adviser will pay the Sub-Adviser an annual sub-advisory fee of 0.89% of the average daily net assets of the Fund. The fee shall be based on the average daily net assets for the month involved. Every month, the Adviser will deduct from the advisory fee paid to the Sub-Adviser the following expenses as agreed by the Sub-Adviser in writing from time to time: (i) expenses paid by such Fund attributable to compensating the Fund’s statutory distributor and/or placement agent and any additional distribution fees, (ii) amounts paid to the Fund by the Adviser related to applicable voluntary fee waivers, expense reimbursements or other payments related to any voluntary expense cap applicable to such Fund, and (iii) expenses paid by such Fund or Adviser with respect to fees charged to such Fund by any financial intermediary related to placement or distribution of such Fund at such intermediary and any applicable sub-transfer agency or shareholder services fees (the “Fee Reimbursements”). In the event any Fee Reimbursement is paid by a Fund other than monthly, such as a financial intermediary placement fee paid annually, Adviser will deduct a pro-rata portion of such fee each month. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

As MFP did not serve as sub-adviser to the Fund during the fiscal year ended December 31, 2022, MFP did not receive any sub-advisory fees during that period from the Fund. If MFP had served as sub-adviser during the fiscal period ended December 31, 2022, MFP would have accrued $1,392,020 in sub-advisory fees, payable by the investment adviser, under the proposed Sub-Advisory Agreement.

Duration and Termination. If approved by shareholders of the Fund, the Sub-Advisory Agreement will remain in effect until April 16, 2024, unless sooner terminated. Thereafter, if not terminated, this Agreement shall continue with respect to each Fund for successive annual periods ending on August 16 subject to annual approval by the Board, including at least a majority of the Independent Trustees.

Limitation on Liability and Indemnification. The Sub-Advisory Agreement provides that, in the absence of willful misconduct, bad faith, reckless disregard or gross negligence by MFP, MFP will not be subject to liability to the Trust, the Fund or the Adviser for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund. Further, the Sub-Advisory Agreement provides that the Adviser shall indemnify and hold harmless the Sub-Adviser against any and all losses, claims, damages, liabilities or litigation arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser, the Trust or any Trustees of the Trust in the performance of any of their duties or obligations hereunder or under the Investment Advisory Agreement, (ii) any untrue statement of a material fact contained in materials pertaining to the Fund or the omission to state therein a material fact that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust in writing by the Sub-Adviser for inclusion in such documents or (iii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s, the Trust’s or the Fund’s written instructions to the Sub-Adviser.

Board Recommendation of Approval

The Trustees recommend that shareholders of the Fund vote FOR the approval of the Sub-Advisory Agreement. Information about the Board’s considerations and approval is included below in the section entitled “Board Considerations and Approval”.

Vote Required

Approval of the Proposal to approve the new Sub-Advisory Agreement requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

BOARD CONSIDERATIONS AND APPROVAL

At a meeting held on February 8-9, 2023 and reconvened on February 16, 2023 (the “Board Meeting”), the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Investment Advisory Agreement and Sub-Advisory Agreement and to recommend that the shareholders of the Fund vote FOR the Proposals to approve the New Investment Advisory Agreement and Sub-Advisory Agreement.

In considering the approval of the New Investment Advisory Agreement and Sub-Advisory Agreement, the Board, with the assistance of independent counsel, considered its legal responsibilities with regard to all factors deemed to be relevant to the Fund. The Board evaluated the New Investment Advisory Agreement and Sub-Advisory Agreement in light of all the materials provided prior to and during the Board Meeting and at other meetings that preceded the Board Meeting, the presentations made during the Board Meeting, and the discussions held during the Board Meeting. The Trustees reviewed these materials with management of F/m, Evermore and MFP and discussed the New Investment Advisory Agreement and Sub-Advisory Agreement with counsel in executive sessions, at which no representatives of F/m, Evermore or MFP were present. The Trustees considered whether approval of the New Investment Advisory Agreement and Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the New Investment Advisory Agreement. Among other things, the Trustees considered information concerning: (i) the nature, extent and quality of the services to be provided by F/m and MFP to the Fund; (ii) descriptions of the experience and qualifications of F/m’s and MFP’s personnel who would provide those services; (iii) F/m’s and MFP’s investment philosophies and processes; (iv) F/m’s and MFP’s assets under management and client descriptions; (v) F/m’s and MFP’s management fee arrangements with the Trust and other similarly managed clients, as applicable; (vi) F/m’s and MFP’s compliance policies and procedures; (vii) F/m’s and MFP’s financial information, insurance coverage and profitability analysis related to its provision of advisory services to the Fund; (viii) the extent to which economies of scale are relevant to the Fund; (ix) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper Group and comparing the performance of the Fund to the performance of its Lipper Group; and (x) information regarding the performance of the Fund relative to its benchmark index.

As of December 31, 2022, the Independent Trustees and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Nature, Extent and Quality of Services Provided to the Funds. The Trustees evaluated the nature, extent and quality of the services that F/m and MFP would provide under the New Investment Advisory Agreement and Sub-Advisory Agreement, respectively. Based on the information provided and the Trustees’ prior experience with F/m and the portfolio management team of MFP, the Trustees concluded that the nature and extent of the services that F/m and MFP would provide under the New Investment Advisory Agreement and Sub-Advisory Agreement, as well as the quality of those services, was satisfactory.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the applicable transaction, at least 75% of the board members of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), F/m and MFP represented that they are not aware of any current plans to reconstitute the Board following the Transaction. Thus, at least 75% of the Trustees of the Company would not be “interested persons” (as defined in the 1940 Act) of F/m or MFP for a period of three years after closing of the Transaction and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), F/m and MFP represented that the Transaction will not have an economic impact on their ability to provide services to the Fund and no fee increases are contemplated. Thus, the Trustees found that the Transaction would not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Transaction. Each of F/m and MFP represented that neither it nor any interested person of it would receive any compensation from the Fund or its shareholders, except as permitted pursuant to Section 15(f).

Costs of Services Provided and Profits Realized by F/m and MFP. The Trustees examined fee information for the Fund, including a comparison of such information to other similarly situated funds, and the total expense ratio of the Fund. In this regard, the Trustees noted that the management fees and total expenses of the Fund were not expected to change as a result of the Transaction or approval of the New Investment Advisory Agreement or Sub-Advisory Agreement. In this regard, the Trustees noted that the fees for MFP under the Sub-Advisory Agreement were paid directly by F/m and not by the Fund. The Trustees also noted that F/m has agreed to continue the current expense limitation until at least December 31, 2025.

The Trustees also reviewed analyses of the estimated profitability of each of F/m and MFP related to its provision of advisory services to the Fund. Based on the information provided, the Trustees concluded that the amount of fees that the Fund currently pays, and would pay under the New Investment Advisory Agreement and Sub-Advisory Agreement, to F/m and MFP are reasonable in light of the nature and quality of the services provided.

Investment Performance of the Fund. The Trustees reviewed information concerning the Fund’s investment performance, both absolutely as well as compared to its benchmark index and Lipper peer group. The Trustees considered the Fund’s investment performance in light of its investment objective and strategies. After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the portfolio managers’ continued provision of investment management services to the Fund.

Economies of Scale and Fee Levels Reflecting Those Economies. In considering the overall fairness of the New Investment Advisory Agreement and Sub-Advisory Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Fund’s assets increase, whether the Fund was large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Fund’s shareholders. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grew in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. The Trustees determined that the fee schedules in the New Investment Advisory Agreement and Sub-Advisory Agreement are reasonable and appropriate.

Other Benefits to the Adviser. In addition to the above factors, the Trustees also considered other benefits received or to be received by F/m and MFP from their management of the Fund, including, without limitation, the ability to market their advisory services for similar products in the future.

Based on all of the information presented to and considered by the Trustees and the conclusions that it reached, the Board approved the New Investment Advisory Agreement and Sub-Advisory Agreement on the basis that their terms and conditions are fair to, and in the best interests of, the Fund and its shareholders.

General Information

Solicitation of Proxies

In addition to solicitation of proxies by mail, certain officers of the Trust, officers and employees of F/m, Evermore, MFP, or other representatives of the Trust, who will not be paid for their services, may also solicit proxies by telephone or in person. MFP has engaged the proxy solicitation firm of Broadridge Financial Solutions, Inc. will be paid approximately $3,670 and will be reimbursed for its related expenses. The Trust estimates that the total expenditures relating to the solicitation of proxies will be approximately $10,000. MFP will pay for the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of Broadridge Financial Solutions, Inc. MFP also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting materials to their principals. The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will also be paid by MFP.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call 833-757-0709 or write to U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you currently receive multiple copies of Proxy Statements or Shareholder Reports and would like to request to receive a single copy of documents in the future, please call 833-757-0709 or write to U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Voting Procedures

You can vote by mail, on the Internet or by phone by following the instructions on your proxy card, or in person at the Meeting. To vote by mail, sign and send us the enclosed proxy voting card in the envelope provided.

Shares represented by timely and properly executed proxies will be voted as specified. If you do not specify your vote with respect to a particular matter, the proxy holder will vote your shares in accordance with the recommendation of the Trustees. You may revoke your proxy at any time before it is exercised by sending a written revocation addressed to Steven Plump, President, The RBB Fund Trust, c/o U.S. Bank Global Fund Services 615 East Michigan Street, Milwaukee, Wisconsin 53202, by properly executing and delivering a later-dated proxy, or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not revoke the proxy.

Each whole share will be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share will be entitled to a proportionate fractional vote.

Quorum and Methods of Tabulation

The presence of one-third (33-1/3%) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the Proposals for the Fund. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors for the Meeting.

For purposes of determining the presence of a quorum for the Meetings, the inspectors will count as present the total number of shares voted “for” or “against” approval of any proposal, as well as shares represented by proxies that reflect abstentions. Proxies returned for shares that represent broker non-votes will not be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. With regard to the Proposals, assuming the presence of a quorum, abstentions will not be treated as votes cast at the Meeting.

Adjournment

If a quorum is not present or sufficient votes in favor of the Proposals is not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to a date within a reasonable time after the Record Date to permit further solicitation of proxies with respect to the Proposals. In addition, if the persons named as proxies determine it is advisable to defer action on the Proposals the persons named as proxies may propose one or more adjournments of either Meeting to a date within a reasonable time after the Record Date in order to defer action on the Proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meetings to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against any of the Proposals. They will vote in their discretion shares represented by proxies that reflect abstentions and “broker non-votes”. A Proposal for which sufficient affirmative votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether a Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Investment Advisor

The Fund’s investment adviser is Evermore Global Advisors, LLC, located at 55 Union Place, Suite 277, Summit, NJ 07901.

Other Service Providers

The principal executive office of the Trust is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s administrator, transfer and dividend disbursing agent is U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Trust’s principal underwriter/distributor is Quasar Distributors, LLC, 111 East Kilbourn Avenue, Suite 1250, Milwaukee, WI 53202.

Independent Registered Public Accounting Firm

Ernst & Young (“E&Y”) has acted as the independent registered public accounting firm to the Fund since December 18, 2009. Upon recommendation of the Trust’s Audit Committee, the Board has selected E&Y as the independent registered public accounting firm to audit and certify the Trust’s financial statements for the Fund’s most recent and current fiscal year ended as of December 31, 2022. Representatives of E&Y will not be present at the Meeting.

Outstanding Shares

The number of shares of the Fund and class issued and outstanding on the Record Date was as follows:

Fund	Number of Issued and Outstanding Shares
Evermore Global Value Fund	10,374,992.875

As of the Record Date, the Trustees and officers of the Trust as a group owned beneficially less than one percent (1%) of the outstanding shares of the Fund and of the Trust as a whole. As of the close of business on the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund’s outstanding shares.

Evermore Global Value Fund

Name and Address	% Ownership	Type of Ownership
Investor Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	39.04%	Record
National Financial Services LLC Attn: Mutual Funds FBO Customers 499 Washington Boulevard, FL 4th Jersey City, NJ 07310-1995	6.73%	Record
U.S. Bank NA Custody 3673 253rd Avenue NW Isanti, MN 55040-4313	5.77%	Beneficial
Institutional Class
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105-1901	66.94%	Record
National Financial Services LLC Attn: Mutual Funds FBO Customers 499 Washington Boulevard, FL 4th Jersey City, NJ 07310-1995	12.76%	Record
Band & Co. c/o U.S. Bank NA 1555 Rivercenter Drive Ste 302 Milwaukee, WI 53212-3958	10.18%	Record

Reports to Shareholders.

Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by calling 866-EVERMORE (866-383-7667) or visit the Fund’s website at https://evermoreglobal.com/our-products/global-value-fund-overview/ or writing the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

Other Matters

The Board knows of no other matters that may come before the Meeting, other than the proposal as set forth above. If any other matter properly comes before the Meeting, the persons named as proxies will vote on the same in their discretion.

Notice to Banks, Broker-Dealers and Voting Directors

Banks, broker-dealers, and voting directors should advise the Trust, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Evermore Global Value Fund

AGREEMENT made as of ___________, 2023 between THE RBB FUND TRUST, a Delaware statutory trust (herein called the "Fund"), and F/M INVESTMENTS, LLC, d/b/a NORTH SLOPE CAPITAL LLC, a Delaware limited liability company (herein called the "Investment Adviser").

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and

WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Evermore Global Value Fund, a series of the Fund (the “Portfolio”), and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Fund has approved this Agreement, subject to approval by the shareholders of the Portfolio, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Resolutions of the Board of Trustees of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

(b) A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and “Statement of Additional Information,” respectively).

The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Amended and Restated Agreement and Declaration of Trust and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT.

(a) Subject to the supervision of the Board of Trustees of the Fund and subject to Section 3 (b) below, the Investment Adviser will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Investment Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Fund's Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.

(b) Sub-Advisers. The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Trustees of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule. Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.

Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:

1.     Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Fund’s behalf to any Sub-Adviser; except that any Fund expenses that may be incurred by the Investment Adviser and paid by the Fund to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Fund to the Sub-Adviser directly, so long as such payment arrangements are approved by the Fund and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2.     If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of the Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Fund’s Board of Trustees.

3.     To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Fund or Portfolio to furnish information or services, such information or services shall be furnished by the Fund’s or the Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. In no instance will the Portfolio’s securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies and self-regulatory organizations having jurisdiction over the Portfolio and/or the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio. The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser. General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Trustees in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's trustees and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and trustees' meetings; (o) costs of independent pricing services to value the Portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its trustees and officers. Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Portfolio are allocated to such class.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Fund may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to the Portfolio’s name and all investment models used by or on behalf of the Portfolio. The Investment Adviser may use the Portfolio’s name or any portion thereof in connection with any other investment company or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use.

SECTION 11. COMPENSATION.

(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 0.99% of the Portfolio’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

(b) The fee attributable to the Portfolio shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”). The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses and indemnification payments made to any Sub-Adviser) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser (or a Sub-Adviser). Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Portfolio who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party trustees") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio’s name. The Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term “Evermore” in the name of the Portfolio.

Each Sub-Adviser shall be a third-party beneficiary to the indemnification obligations of the Portfolio to the Adviser set forth in this Section 12.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Portfolio upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Portfolio and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2024. Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Fund:

The RBB Fund Trust

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan St.

Milwaukee, WI 53202

Attention: Steven Plump

If to the Investment Adviser:

F/M Investments, LLC d/b/a North Slope Capital, LLC

3050 K Street NW

Suite W-201

Washington, DC 20007

Attention:

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

THE RBB FUND TRUST

By:
Name:	James G. Shaw
Title:	Chief Operating Officer, Chief Financial Officer and Secretary

F/M INVESTMENTS, LLC d/b/a NORTH SLOPE CAPITAL, LLC

By:
Name:
Title:

SCHEDULE A

Series or Fund of The RBB Fund Trust	Annual Fee Rate
Evermore Global Value Fund	0.99%

Exhibit B

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT, dated as of February 17, 2023 (the “Agreement”) by and between F/m Investments, LLC d/b/a North Slope Capital LLC, a Delaware limited liability company (the “Adviser”), and MFP Investors LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with The RBB Fund Trust, a Delaware statutory trust (the “Trust”) that is an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory and other services to the fund(s) specified in Appendix A hereto (as such Appendix may be amended by the parties from time to time with consent of the Sub-Adviser), each a series of the Trust (each a “Fund” and collectively, the “Funds”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select advisers for each Fund of the Trust; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Adviser and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Trustees of the Trust, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. Except as expressly set forth in this Agreement, the Sub-Adviser shall not be responsible for any aspects of the management or administration of each Fund or the Trust.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts the appointment to act as an investment adviser for each Fund and agrees to render the services herein set forth, for the compensation herein provided.

The assets of each Fund will be maintained in the custody of U.S. Bank NA, or such other custodian as may be appointed by such Fund from time to time. The Sub-Adviser will not have custody of any securities, cash or other assets of each Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in accordance with the instructions of the Sub-Adviser.

3.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUNDS

A.         As investment adviser to the Funds, the Sub-Adviser will coordinate the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Trustees of the Trust.

B.         As part of the services it will provide hereunder, the Sub-Adviser will:

(i)          obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Funds or are under consideration for inclusion in the Funds;

(ii)         formulate and implement a continuous investment program for each Fund;

(iii)         implement the investment program for each Fund by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of such Fund;

(iv)        keep the Trustees of the Trust and the Adviser informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel involved in the management of the respective Fund and operations related to the services to be performed hereunder, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Trust and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)         in accordance with procedures and methods established by the Trustees of the Trust, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in the Funds for which market prices are not readily available, in each case at the reasonable request of the Adviser or the Trustees; provided that Sub-Advisor will not be considered a valuation designee under Rule 2a-5 of the Investment Company Act without Sub-Advisor’s prior written consent;

(vi)        provide at the reasonable request of the Adviser or the Trustees material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Funds and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Funds that may be reasonably necessary, under applicable laws, to allow such Fund or its respective agent to present information concerning Sub-Adviser’s prior performance in the Trust’s Prospectus and SAI (as hereinafter defined) and any permissible reports and materials prepared by such Fund or its respective agent; and

(vii)       cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons informed as to such matters as are reasonably necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C.         In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with the following: (i) the Trust’s Articles of Incorporation, as the same may be hereafter modified and/or amended from time to time (“Trust’s Articles”); (ii) the By-Laws of the Trust, as the same may be hereafter modified and/or amended from time to time (“By-Laws”); (iii) the currently effective Prospectus(es) and Statement(s) of Additional Information of the Trust relating to the Funds filed with the Securities and Exchange Commission (“SEC”) and delivered to the Sub-Adviser, as the same may be hereafter modified, amended and/or supplemented (“Prospectus and SAI”); (iv) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Funds; (v) the applicable sections of the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Trustees of the Trust; and (vi) the written instructions of the Adviser which are agreed to in writing by the Sub-Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Trust’s Articles, By-Laws, Prospectus and SAI, Compliance Manual and other relevant policies and procedures that are adopted by the Board of Trustees. The Adviser undertakes to provide the Sub-Adviser with reasonable written notice and copies of any amendments, modifications or supplements to any such above-mentioned document, and the Sub-Adviser shall only be subject to those amendments, modifications or supplements after they have been provided to it by the Adviser (provided that Sub-Advisor shall have the right to object to any such amendments, modifications or supplements that materially increase Sub-Advisor’s expenses in providing the services hereunder or is otherwise materially burdensome on the operations of Sub-Advisor).

D.         In furnishing services hereunder, the Sub-Adviser will not consult with any other adviser to (i) the Fund, (ii) any other Fund of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Funds in securities or other assets. (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets. This shall also not be deemed to prohibit the Sub-Adviser from consulting with any of the other covered advisers concerning compliance with paragraphs a and b of Rule 12d3-1 under the Investment Company Act.)

E.         The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The parties acknowledge and agree that, pursuant to the Advisory Agreement and any side letter between the Adviser and Sub-Adviser implementing an expense cap (a “Side Letter”), each respective Fund will pay all of its expenses other than those expenses expressly stated to be payable by the Sub-Adviser hereunder or pursuant to a Side Letter, or by the Adviser under the Advisory Agreement.

F.          The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Sub-Adviser will, directly or indirectly through Adviser or one or more service providers to Sub-Adviser with respect to the services to be performed hereunder, place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund in accordance with any written policies, practices or procedures that may reasonably be established by the Board of Trustees or the Adviser or as described in the Trust’s Prospectus and SAI from time to time and, in each case, which have been provided to the Sub-Adviser. In placing any orders for the purchase or sale of investments for a Fund, in the name of such Fund or its nominees, the Sub-Adviser shall seek to obtain for each Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and applicable Fund.

G.         Subject to the appropriate policies and procedures approved by the Board of Trustees, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the respective Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to each Fund or its respective other advisory clients. To the extent authorized by Section 28(e) and not prohibited by the policies and procedures approved by the Trust’s Board of Trustees, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

H.         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. The Adviser agrees that the Sub-Adviser and its Affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to a Fund. The Adviser also acknowledges that the Sub-Adviser and its Affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as a Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to sell or to recommend for purchase or sale for any Fund any investment that the Sub-Adviser, its Affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for such Fund.

I.          The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder with respect to the service provided by the Sub-Adviser to the respective Fund and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

J.          The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board of Trustees, exercise the following rights of security holders with respect to securities held by each Fund: voting proxies, converting, tendering, exchanging or redeeming securities. The Sub-Adviser will cooperate in providing the Adviser with all information in the Sub-Adviser’s possession reasonably requested by the Adviser regarding the Adviser’s decision with respect to the following: participation in class action litigation regarding portfolio securities (including litigation with respect to securities previously held). The parties acknowledge and agree that the Sub-Adviser will not be responsible for the filing of claims (or otherwise causing the Trust or any Fund to participate) in any legal proceedings or settlements with shareholders, portfolio companies or any others persons.

4.	COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser an advisory fee with respect to each Fund as specified in Appendix B to this Agreement. Payments shall be made to the Sub-Adviser in arrears on or about the fifth day of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the appropriate Schedule, to the assets. The fee shall be based on the average daily net assets for the month involved. Every month, Adviser will deduct from the advisory fee paid to Sub-Adviser with respect to each Fund as specified in Appendix B to this Agreement the following expenses as agreed by the Sub-Adviser in writing from time to time: (i) expenses paid by such Fund attributable to compensating the Fund’s statutory distributor and/or placement agent and any additional distribution fees, (ii) amounts paid to the Fund by the Adviser related to applicable voluntary fee waivers, expense reimbursements or other payments related to any voluntary expense cap applicable to such Fund, and (iii) expenses paid by such Fund or Adviser with respect to fees charged to such Fund by any financial intermediary related to placement or distribution of such Fund at such intermediary and any applicable sub-transfer agency or shareholder services fees (the “Fee Reimbursements”). In the event any Fee Reimbursement is paid by a Fund other than monthly, such as a financial intermediary placement fee paid annually, Adviser will deduct a pro-rata portion of such fee each month. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.	LIABILITY AND INDEMNIFICATION

A.         Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser, any affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and any controlling persons (as described in Section 15 of the 1933 Act), nor any of their respective officers, members or employees (each an “Affiliate” and collectively, its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation or any formal or informal inquiry, investigation or request by a regulatory agency or authority with jurisdiction over the Sub-Adviser (including legal and other expenses) incurred or suffered by the Adviser, the Trust, each Fund or any of their Affiliates, control persons or securityholders as a result of any error of judgment, mistake of law or any other action or inaction by the Sub-Adviser or its Affiliates with respect to a Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for acts or omissions to act arising out of or based on any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder.

B.         Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser, the Trust, each Fund and their Affiliates, control persons and securityholders shall not be liable for any losses, claims, damages, liabilities or litigation or any formal or informal inquiry, investigation or request by a regulatory agency or authority with jurisdiction over the Adviser (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law or any other action or inaction by the Adviser with respect to such Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Advisor shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation or any formal or informal inquiry, investigation or request by a regulatory agency or authority with jurisdiction over the Adviser (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser, the Trust or any Trustees of the Trust in the performance of any of their duties or obligations hereunder or under the Investment Advisory Agreement, (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made solely in reliance upon information furnished to the Adviser or the Trust in writing by the Sub-Adviser for inclusion in such documents or (iii) any action or inaction by the Sub-Adviser that the Sub-Adviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s, the Trust’s or such Fund’s written instructions to the Sub-Adviser.

C.        Expenses (including attorneys’ fees) incurred by the Sub-Advisor in defense or settlement of any claim that may be subject to a right of indemnification hereunder shall be advanced prior to the final disposition thereof upon receipt of an undertaking by or on behalf of the Sub-Advisor to repay the amount advanced to the extent that it shall be determined ultimately that the Sub-Advisor is not entitled to be indemnified hereunder; provided that the Sub-Advisor shall provide a letter from its counsel that in view of such counsel, the Sub-Advisor is not likely to be found to be not entitled to indemnification hereunder.

6.	REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.         The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B.         The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.         The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.        The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify the Sub-Adviser, to the extent permitted by law, if it is served or otherwise receives notice of any action, suit, proceeding, order, inquiry or investigation, at law or in equity, before or by any court, public board or body or law enforcement or regulatory authority, involving the affairs of the Adviser, the Trust or any Fund.

E.         The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its Affiliates are a party.

F.         The Adviser will notify the Sub-Adviser of any assignment of this Agreement or change of control of the Adviser, as applicable, prior to such change. The Adviser agrees to bear all reasonable expenses of the Sub-Adviser, if any, arising out of such an assignment or change in control.

G.         The Adviser will promptly notify the Sub-Adviser of any financial condition that is likely to impair the Adviser’s ability to fulfill its commitment under this Agreement or the Investment Advisory Agreement.

H.         The Adviser shall provide the Sub-Adviser with a list of each broker-dealer, if any, that is an “affiliated person” of any Fund, the Trust or the Adviser and shall promptly notify the Sub-Adviser of any changes to such list.

7.	REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees as follows:

A.         The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.         The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Sub-Adviser will also promptly notify the Funds and the Adviser, to the extent permitted by law, if it is served or otherwise receives notice of any action, suit, proceeding, order, inquiry or investigation, at law or in equity, before or by any court, public board or body or law enforcement or regulatory authority, involving the affairs of any Fund.

C.         The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise reasonably requested in writing, the lead portfolio manager, Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has materially complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and other records relevant to the Sub-Adviser’s code of ethics.

D.         The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and ADV Part 2 and promptly will furnish a copy of all amendments to the Trust and the Adviser at least annually. Such amendments shall reflect changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.         The Sub-Adviser will notify the Trust and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund(s) or senior management of the Sub-Adviser, in each case prior to such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

F.         The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.         The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as determined by industry standards.

H.         The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its Affiliates are a party.

8.	NON-EXCLUSIVITY

The services of the Sub-Adviser to the Adviser, the Funds and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

9.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to any Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Trust shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.	REGULATION

The Sub-Adviser shall, to the extent required by applicable law, submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or as may be required by such applicable laws and regulations.

11.	RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain copies of any such records at its own expense.

12.	DURATION OF AGREEMENT

This Agreement shall become effective with respect to the Funds upon the approval of the Investment Advisory Agreement by the shareholders of the applicable Fund and, unless sooner terminated as provided herein, shall continue with respect to each Fund until August 16, 2024. Thereafter, if not terminated, this Agreement shall continue with respect to each Fund for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the respective Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of such Fund or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, the obligations of the Adviser to indemnify the Sub-Adviser and to advance expenses set forth in Section 5 of this Agreement shall survive the termination of this Agreement.

13.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the respective Fund, on sixty (60) days’ prior written notice to the Adviser and the Sub-Adviser, or by the Adviser (with respect to itself as a party) or by the Sub-Adviser (with respect to itself as a party) on sixty (60) days’ prior written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment, or (ii) in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice, provided that any such written notice provided to the Sub-Adviser must be provided by the Board of Trustees of the Trust.

14.	USE OF THE SUB-ADVISER’S NAME AND TRACK RECORD

The parties agree that the name of the Sub-Adviser, the names of any Affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its Affiliates. The Adviser and the Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its Affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

Notwithstanding the foregoing, the Sub-Adviser may use performance data it generates in connection with its management of each Fund’s portfolio for its track record and use the name of the Trust and the respective Fund to identify such performance. Adviser shall provide Sub-Adviser reasonable access to, and the right to make copies of, records of Adviser, the Trust or any Fund to enable Sub-Adviser to calculate such track record in accordance with applicable law and regulatory guidance.

15.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the respective Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of such Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Fund affected by the amendment or all the Funds of the Trust.

16.	ASSIGNMENT

Any assignment of the Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 13 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees that it will notify the Trust and the Adviser of any changes in its control persons or key employees who provide services under this Agreement within a reasonable time thereafter.

17.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Funds.

18.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

19.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Alternatively, notice may be provided by electronic communication with confirmation of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:     F/m Investments, LLC

3050 K Street Northwest, Suite 201

Washington, DC 20007

Attention: Alexander Morris (amorris@fmacceleration.com)

For:MFP Investors, LLC

909 Third Avenue

33rd Floor

New York, NY 10022

Attn: David Marcus (dmarcus@mfpllc.com)

Attn: Timothy E Ladin (tladin@mfpllc.com)

20.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

21.	TRUST AND SHAREHOLDER LIABILITY

The Adviser and the Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Articles and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each Fund. The Adviser and the Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of any Fund, nor from the Trustees or officers, or from any individual Trustees or officer of the Trust.

22.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.       THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Trust shall be deemed an intended third party beneficiary of this Agreement.

25.       CONFIDENTIALITY

Except as otherwise agreed in writing, as required by law, or as necessary for the parties hereto to carry out the intended purposes of this Agreement (including disclosures to employees, officers, directors, third-party service providers, consultants and other agents and in marketing materials for each Fund), each party will keep confidential all nonpublic information concerning the Adviser’s, Sub-Adviser’s, any Fund’s, the Trust’s, and their respective Affiliate’s identities, financial affairs, or investments. Nonpublic information shall not include information which was (a) known to such party or generally available to the public prior to this Agreement, (b) acquired from a third party whom such party reasonably believes is not under an obligation of confidentiality to the other party, their Affiliates or the Trust, (c) placed in the public domain without fault of such party, or (d) independently developed by or on behalf of such party without reference or reliance upon the nonpublic information. Adviser hereby agrees that Sub-Adviser may use Adviser’s, Trust’s and any Fund’s name in Sub-Adviser’s marketing materials, regulatory filings and other communications regarding Sub-Adviser’s clients.

26.       RISK ACKNOWLEDGMENT

The Sub-Adviser does not guarantee the future performance of any Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of any Fund. The Adviser understands that investment decisions made for the Adviser by the Sub-Adviser are subject to various market, currency, economic, political, business and structural risks, and that those investment decisions will not always be profitable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

F/m Investments,	MFP INVESTORS LLC
LLC d/b/a North Slope Capital

By:	By:
Name:	Name: Timothy E. Ladin
Title:	Title: General Counsel, Vice President

APPENDIX A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Evermore Global Value Fund

Name of Fund
Evermore Global Value Fund

APPENDIX B

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Name of Fund	Annual Sub-Advisory Fee
Evermore Global Value Fund	0.89%

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

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D97538-S62579

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THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

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Signature [PLEASE SIGN WITHIN BOX] Date

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Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus for this meeting are available at
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D97539-S62579

EVERMORE GLOBAL VALUE FUND-
A Series of The RBB Fund Trust
SPECIAL MEETING OF SHAREHOLDERS
March 31, 2023

The undersigned hereby appoints as proxies Steven Plump and James G. Shaw, and each of them (with power of substitution), to vote all the undersigned's shares of the Evermore Global Value Fund (the "Fund"), a series of The RBB Fund Trust, a Delaware statutory trust (the "Trust"), at a Special Meeting of Shareholders (the "Special Meeting") of the Fund, on March 31, 2023, will be at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI, 53202 and virtually via conference call on March 31, 2023, at 10:00 AM Central Time and any adjournments thereof ("Meeting"), with all the power the undersigned would have if personally present.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSALS.

PLEASE REFER TO THE PROXY STATEMENT FOR ADDITIONAL INFORMATION REGARDING THE PROPOSALS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]